United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 9, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19443 Laurel Park Road, Suite 111 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

UTi Worldwide Inc.

Current Report on Form 8-K
March 9, 2004

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit	Description

99.1	News Release Dated March 9, 2004
99.2	Supplemental Financial Information

Item 9. Regulation FD Disclosure

In a meeting with institutional investors and analysts on March 9, 2004, officials of UTi Worldwide Inc. (“UTi” or the “company”), expect to introduce eMpower5, an integrated technology solution that provides global visibility across all facets of customers’ supply chains in one application view. The news release with this announcement as well as an update on the company’s plans to acquire International Healthcare Distributors (Pty) Ltd. (“IHD”) in South Africa, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, at the meeting the company expects to announce that it will begin providing supplemental financial information to aid investors and other interested parties in their understanding of the company’s freight forwarding/customs brokerage and contract logistics/distribution services. See also Item 12 below.

Item 12. Results of Operations and Financial Condition

At the meeting mentioned in Item 9 above, the company expects to disclose certain supplemental financial information and certain other non-GAAP financial measures for completed fiscal periods. The company believes that the non-GAAP financial measures of free cash flow and free cash flow as a percentage of net income are useful because these measures are used by the company in assessing its management of working capital. The company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment; plus proceeds from disposal of property, plant and equipment; less dividends paid. The company believes that free cash flow is a measure used by financial analysts and investors and may not be calculated in the same manner as others. See Exhibit 99.2 to this Current Report on Form 8-K.

Safe Harbor Statement

Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the company’s discussion of its global integrated logistics business model and the value of its technologies and services. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including acceptance of new technologies; increased competition; integration and other risks associated with acquisitions; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; risks of international operations; the success and effects of new strategies; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Additionally, the company and the sellers involved in the proposed IHD transaction are assessing certain potential legislation concerning the pharmaceutical industry in South Africa and its impact, if any, on the structure of the proposed transaction. The proposed IHD transaction might not close for a variety of reasons, including the failure to satisfy closing or other conditions. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. The historical results achieved by the company are not necessarily indicative of its future prospects. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: March 9, 2004	By:	/s/ Roger I. MacFarlane Roger I. MacFarlane Chief Executive Officer